Contract liabilities	12 Months Ended
Dec. 31, 2024
Contract liabilities [abstract]
Schedule of Revenue Attributable to Commercial Customers

Note 14—Contract Liabilities

At December 31, 2024, contract liabilities comprise unsatisfied performance obligations related to delivery of commercial supply under one of the Company’s license agreements. Non-current contract liabilities are expected to be recognized as revenue within 1-2 years.

Revenue recognized from contract liabilities were €1.4 million, €13.3 million and €10.5 million for the years ended December 31, 2024, 2023 and 2022, respectively, and primarily related to delivery of clinical supply and research and development services.